Exhibit 99.1

Execution Version

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), is made and entered into as of October 29, 2018, by and among Chesapeake Energy Corporation, an Oklahoma corporation (“Parent”), and each of the other parties listed on the signature pages hereto (together with Parent, the “Parties”).

WHEREAS, Parent, Coleburn Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and WildHorse Resource Development Corporation, a Delaware corporation (the “Company”), propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which, among other things, Merger Sub will be merged with and into the Company, with the Company surviving as a direct or indirect wholly owned Subsidiary of Parent, all upon the terms of, and subject to the conditions set forth in, the Merger Agreement (the “Merger”);

WHEREAS, under the Merger Agreement, the Holders will receive shares of common stock, par value $0.01 per share, of Parent (the “Parent Common Stock”);

WHEREAS, resales by the Holders of the Parent Common Stock may be required to be registered under the Securities Act and applicable state securities laws, depending upon the status of a Holder or the intended method of distribution of the Parent Common Stock; and

WHEREAS, provided that the transactions contemplated by the Merger Agreement are consummated, the covenants and agreements set forth herein shall become effective after the Closing on the Closing Date.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, intending to be legally bound, the parties agree as follows:

ARTICLE I
DEFINED TERMS

1.1 Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Merger Agreement. As used in this Agreement, the following terms have the meanings indicated:

“Affiliate” means, with respect to any specified Person, a Person that directly or indirectly Controls or is Controlled by, or is under common Control with, such specified Person; provided, however, that Parent shall not be considered an Affiliate of any Holder for purposes of this Agreement.

“Agreement” shall have the meaning given such term in the preamble.

“Approved Bidding Banks” shall have the meaning given such term in Section 2.2.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined under Rule 405.

“Bidding Bank” shall have the meaning given such term in Section 2.2.

“Blackout Period” shall have the meaning given such term in Section 3.15.

“Business Day” means any day other than a Saturday, Sunday, any federal holiday or any other day on which banking institutions in the State of Texas or the State of New York are authorized or required to be closed by law or governmental action.

“Carlyle” means CP VI Eagle Holdings, L.P.

“Carlyle Piggyback Notice” shall have the meaning given such term in Section 2.4(b).

“Carlyle Registrable Securities” means 15% in the aggregate, measured as of immediately following the Effective Time, of Carlyle’s Shares, which percentage shall be reduced by a number equal to the number of shares of Preferred Stock Carlyle sells, transfers, assigns or disposes of pursuant to Section 1.3(b) of the Voting Agreement divided by the number of shares of Preferred Stock Carlyle holds on the date hereof multiplied by one hundred.

“Carlyle Registration Rights Notification” shall have the meaning given such term in Section 2.4(a).

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Company” shall have the meaning given such term in the recitals.

“Control” (including the terms “Controls,” “Controlled by” and “under common Control with”) means the possession, direct or indirect, of the power to (a) direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise or (b) vote 10% or more of the securities having ordinary voting power for the election of directors of a Person.

“Cut Back Shares” shall have the meaning given such term in Section 2.1(a).

“Demand Notice” shall have the meaning given such term in Section 2.1(a).

“Demand Registration” shall have the meaning given such term in Section 2.1(a).

“Effective Date” means the time and date that a Registration Statement is first declared effective by the Commission or otherwise becomes effective.

“Effectiveness Period” shall have the meaning given such term in Section 2.1(b).

“Esquisto Holdings” means Esquisto Holdings, LLC, a Delaware limited liability company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Holder” means (a) WHR Holdings unless and until WHR Holdings ceases to hold any Registrable Securities; (b) Esquisto Holdings unless and until Esquisto Holdings ceases to hold any Registrable Securities; (c) WHE AcqCo unless and until WHE AcqCo ceases to hold any Registrable Securities, (d) NGP XI unless and until NGP XI ceases to hold any Registrable Securities, and (e) any holder of Registrable Securities to whom registration rights conferred by this Agreement have been transferred in compliance with Section 8.5 hereof; provided that any Person referenced in clause (e) shall be a Holder only if such Person agrees in writing to be bound by and subject to the terms set forth in this Agreement.

“Holder Indemnified Persons” shall have the meaning given such term in Section 6.1.

“Initiating Holder” means the Holder delivering the Demand Notice or the Underwritten Offering Notice, as applicable.

“Initiating Holder Block” shall have the meaning given such term in Section 2.2.

“Losses” shall have the meaning given such term in Section 6.1.

“Material Adverse Change” means (a) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States; (b) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States; (c) a material outbreak or escalation of armed hostilities or other international or national calamity involving the United States or the declaration by the United States of a national emergency or war or a change in national or international financial, political or economic conditions; or (d) any event, change, circumstance or effect that is or is reasonably likely to be materially adverse to the business, properties, assets, liabilities, condition (financial or otherwise), operations, results of operations or prospects of Parent and its subsidiaries taken as a whole.

“Merger” shall have the meaning given such term in the recitals.

“Merger Agreement” shall have the meaning given such term in the recitals.

“Merger Sub” shall have the meaning given such term in the recitals.

“Minimum Amount” shall have the meaning given such term in Section 2.1(a).

“NGP XI” means NGP XI US Holdings, L.P., a Delaware limited partnership.

“No Demand Period” shall have the meaning given such term in Section 2.1(c).

“No Requested Underwritten Offering Period” shall have the meaning given such term in Section 2.2.

“Parent” shall have the meaning given such term in the preamble.

“Parent Common Stock” shall have the meaning given such term in the recitals.

“Parent Securities” means any equity interest of any class or series in Parent.

“Parties” shall have the meaning given such term in the preamble.

“Person” means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, estate, trust, government (or an agency or subdivision thereof) or other entity of any kind.

“Piggyback Registration” shall have the meaning given such term in Section 2.3(a).

“Piggyback Registration Notice” shall have the meaning given such term in Section 2.3(a).

“Piggyback Registration Request” shall have the meaning given such term in Section 2.3(a).

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or, to the knowledge of Parent, to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Shares; provided, however, that Registrable Securities shall not include: (a) any Shares that have been registered under the Securities Act and disposed of pursuant to an effective Registration Statement or otherwise transferred to a Person who is not entitled to the registration and other rights hereunder; (b) any Shares that have been sold or transferred by the Holder thereof pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144; and (c) any Shares that cease to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise); provided, however, that any Registrable Security shall cease to be a Registrable Security at such time that the holder thereof (together with its Affiliates) ceases to hold at least 2.5% of the outstanding Parent Common Stock.

“Registration Expenses” shall have the meaning given such term in Article V.

“Registration Statement” means a registration statement of Parent in the form required to register under the Securities Act and other applicable law for the resale of the Registrable Securities in accordance with the intended plan of distribution of each Holder included therein, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Requested Underwritten Offering” shall have the meaning given such term in Section 2.2.

“Requisite Holder Substitution” shall have the meaning given such term in Section 2.1(d).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder.

“Selling Stockholder Information” shall have the meaning given such term in Section 6.1.

“Shares” means (i) the shares of Parent Common Stock held by the Holders or Carlyle immediately following the Effective Time and (ii) any other equity interests of Parent or equity interests in any successor of Parent issued in respect of such shares by reason of or in connection with any stock dividend, stock split, combination, reorganization, recapitalization, conversion to another type of entity or similar event involving a change in the capital structure of Parent.

“Shelf Registration Statement” means a Registration Statement of Parent filed with the Commission on Form S-3 (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 (or any similar rule that may be adopted by the Commission) covering the Registrable Securities, as applicable.

“Suspension Period” shall have the meaning given such term in Section 8.2.

“Trading Market” means the principal national securities exchange on which Registrable Securities are listed.

“Underwritten Offering” means an underwritten offering of Parent Common Stock for cash (whether a Requested Underwritten Offering or in connection with a public offering of Parent Common Stock by Parent, stockholders or both), excluding an offering relating solely to an employee benefit plan, or an offering relating to a transaction on Form S-4 or S-8.

“Underwritten Offering Notice” shall have the meaning given such term in Section 2.2.

“Underwritten Offering Piggyback Notice” shall have the meaning given such term in Section 2.3(b).

“Underwritten Offering Piggyback Request” shall have the meaning given such term in Section 2.3(b).

“Underwritten Piggyback Offering” shall have the meaning given such term in Section 2.3(b).

“Voting Agreement” means that certain Voting and Support Agreement among Parent, the Company and the Holders dated as of October 29, 2018.

“VWAP” means, as of a specified date and in respect of Registrable Securities, the volume weighted average price for such security on the Trading Market for the five trading days immediately preceding, but excluding, such date.

“WHE AcqCo” means WHE AcqCo Holdings, LLC, a Delaware limited liability company.

“WHR Holdings” means WHR Holdings LLC, a Delaware limited liability company.

“WKSI” means a “well known seasoned issuer” as defined under Rule 405.

ARTICLE II
REGISTRATION

2.1 Demand Registration.

(a) At any time and from time to time on and/or after the Closing Date, each Holder shall severally have the option and right, exercisable by delivering a written notice to Parent (a “Demand Notice”), to require Parent to, pursuant to the terms of and subject to the limitations contained in this Agreement, prepare and file with the Commission a Registration Statement registering the offering and sale of the number and type of Registrable Securities on the terms and conditions specified in the Demand Notice, which may include sales on a delayed or continuous basis pursuant to Rule 415 pursuant to a Shelf Registration Statement (a “Demand Registration”). The Demand Notice must set forth the number of Registrable Securities that the Initiating Holder intends to include in such Demand Registration and the intended methods of disposition thereof. Notwithstanding anything to the contrary herein, in no event shall Parent be required to effectuate a Demand Registration unless the Registrable Securities of the Holders to be included therein after compliance with Section 2.1(b) have an aggregate value of at least $200 million based on the VWAP (the “Minimum Amount”) as of the date of the Demand Notice; provided, however, that the Minimum Amount shall not apply in the event that, as the result of Cut Back Shares being removed from such Registration Statement pursuant to this Section 2.1(a), the Registrable Securities of the Holders to be included therein after compliance with Section 2.1(b) have an aggregate value of less than $200 million. If at any time the Commission takes the position that some or all of the Registrable Securities proposed to be included in a Registration Statement filed pursuant to a Demand Registration must be removed from such Registration Statement (such portion of the Registrable Securities, the “Cut Back Shares”) in order for all of the Registrable Securities in such Registration Statement filed pursuant to a Demand Registration to be eligible to be made on a delayed or continuous basis under the provisions of Rule 415 or for the Initiating Holder to not be named as an “underwriter” in such Registration Statement, then if the Initiating Holder so elects, Parent shall remove the Cut Back Shares from such Registration Statement. Any Cut Back Shares so removed pursuant to this Section 2.1(a) shall be allocated among the Holders including Registrable Securities for resale on such Registration Statement on a pro rata basis. Further, a Demand Registration shall not constitute a Demand Registration of the Initiating Holder for purposes of Section 2.1(c) if, as a result of the cutback provisions in this Section 2.1(a) or Registrable Securities of Holders other than the Initiating Holder included in such Demand Registration pursuant to Section 2.1(b), there is included in the Demand Registration less than the lesser of (x) Registrable Securities of the Initiating Holder having a VWAP measured on the effective date of the related Registration Statement of $200 million and (y) two-thirds of the number of Registrable Securities the Initiating Holder set forth in the applicable Demand Notice.

(b) Within five Business Days (or if the Registration Statement will be a Shelf Registration Statement, within two Business Days) after the receipt of the Demand Notice, Parent shall give written notice of such Demand Notice to all Holders and, within 30 days after receipt of the Demand Notice (except if Parent is not then eligible to register for resale the Registrable Securities on Form S-3, in which case, within 90 days thereof), shall, subject to the limitations of this Section 2.1, file a Registration Statement in accordance with the terms and conditions of the Demand Notice, which Registration Statement shall cover all of the Registrable Securities that the Holders shall in writing request to be included in the Demand Registration (such request to be given to Parent within three Business Days (or if the Registration Statement will be a Shelf Registration Statement, within one Business Day) after receipt of notice of the Demand Notice given by Parent pursuant to this Section 2.1(b)). Parent shall use reasonable best efforts to cause such Registration Statement to become and remain effective (including using reasonable best efforts to file a Registration Statement including Registrable Securities included on any previous Registration Statement that ceases to be effective, which, for the avoidance of doubt shall not be considered an additional Demand Registration for any Holder pursuant to Section 2.1(c)) under the Securities Act until all such securities registered for resale thereunder cease to be Registrable Securities (the “Effectiveness Period”).

(c) Subject to the other limitations contained in this Agreement, Parent is not obligated hereunder to effect (A) a Demand Registration within 90 days after the closing of any Underwritten Offering (or such shorter time as Parent may notify the Holders in writing) (any such time period, a “No Demand Period”), (B) more than a total of four Demand Registrations in the aggregate; provided, that notwithstanding anything to the contrary herein, in no event shall Parent be required to effect more than two Demand Registrations within a given calendar year, and (C) a subsequent Demand Registration pursuant to a Demand Notice if a Registration Statement covering all of the Registrable Securities held by the Initiating Holder shall have become and remains effective under the Securities Act and is sufficient to permit offers and sales of the number and type of Registrable Securities on the terms and conditions specified in the Demand Notice in accordance with the intended timing and method or methods of distribution thereof specified in the Demand Notice. No Demand Registration shall be deemed to have occurred for purposes of this Section 2.1(c) if the Registration Statement relating thereto does not become effective or is not maintained effective for its entire Effectiveness Period, in which case the Initiating Holder shall be entitled to an additional Demand Registration in lieu thereof.

(d) A Holder (and, if applicable, Carlyle) may withdraw all or any portion of its Registrable Securities included in a Demand Registration from such Demand Registration at any time prior to the effectiveness of the applicable Registration Statement. Upon receipt of a notice from the Initiating Holder that the Initiating Holder is withdrawing all of its Registrable Securities from the Demand Registration or a notice from a Holder (and, if applicable, Carlyle) to the effect that the Holder (and, if applicable, Carlyle) is withdrawing an amount of its Registrable Securities such that the remaining amount of Registrable Securities to be included in the Demand Registration is below the Minimum Amount, Parent may cease all efforts to secure effectiveness of the applicable Registration Statement, unless one or more Holders other than the withdrawing Holder(s) shall promptly request Parent in writing to include additional Registrable Securities in the Demand Registration such that amount of Registrable Shares to be included in the Demand Registration satisfies the Minimum Amount (a “Requisite Holder Substitution”). In the absence of a Requisite Holder Substitution, such registration nonetheless shall be deemed a Demand Registration with respect to the Initiating Holder for purposes of Section 2.1(c) unless (A) the Initiating Holder shall have paid or reimbursed Parent for its pro rata share of all reasonable and documented out-of-pocket fees and expenses incurred by Parent in connection with the withdrawn registration of such Registrable Securities (based on the number of securities the Initiating Holder sought to register, as compared to the total number of securities included in such Demand Registration) or (B) the withdrawal is made following the occurrence of a Material Adverse Change or pursuant to Parent’s request for suspension pursuant to Section 3.15.

(e) Parent may include in any such Demand Registration other Parent Securities for sale for its own account or for the account of any other Person, subject to Section 2.3(c).

(f) Subject to the limitations contained in this Agreement, Parent shall effect any Demand Registration on such appropriate registration form of the Commission (A) as shall be selected by Parent and (B) subject to applicable law and the requirements of the Commission, as shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the Demand Notice; provided that, subject to Section 3.15, (X) if the Registration Statement is on Form S-1, Parent shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission (provided that Form S-1 is then available for sales on a delayed or continuous basis under the provisions of Rule 415 in respect of such Demand Registration), and (Y) if Parent becomes, and is at the time of its receipt of a Demand Notice eligible to use Form S-3, the Demand Registration for any offering and selling of Registrable Securities shall be registered on Form S-3 or any equivalent or successor form under the Securities Act (if available to Parent) and (Z) if at the time of its receipt of a Demand Notice, Parent is a WKSI, the Demand Registration for any offering and selling of Registrable Securities shall be registered on an Automatic Shelf Registration Statement on Form S-3 or any equivalent or successor form under the Securities Act (if available to Parent). If at any time a Registration Statement on Form S-3 is effective and a Holder provides written notice to Parent that it intends to effect an offering of all or part of the Registrable Securities included on such Registration Statement, Parent will amend or supplement such Registration Statement as may be necessary in order to enable such offering to take place.

(g) Without limiting Article III, in connection with any Demand Registration pursuant to and in accordance with this Section 2.1, Parent shall (A) promptly prepare and file or cause to be prepared and filed (1) such additional forms, amendments, supplements, prospectuses, certificates, letters, opinions and other documents, as may be necessary or advisable to register or qualify the securities subject to such Demand Registration, including under the securities laws of such jurisdictions as the Holders shall reasonably request; provided, however, that no such qualification shall be required in any jurisdiction where, as a result thereof, Parent would become subject to general service of process or to taxation or qualification to do business in such jurisdiction solely as a result of registration and (2) such forms, amendments, supplements, prospectuses, certificates, letters, opinions and other documents as may be necessary to apply for listing or to list the Registrable Securities subject to such Demand Registration on the Trading Market and (B) do any and all other acts and things that may be reasonably necessary or appropriate or reasonably requested by the Holders to enable the Holders to consummate a public sale of such Registrable Securities in accordance with the intended timing and method or methods of distribution thereof.

(h) In the event a Holder transfers Registrable Securities included on a Registration Statement and such Registrable Securities remain Registrable Securities following such transfer, at the request of such Holder, Parent shall amend or supplement such Registration Statement as may be necessary in order to enable such transferee to offer and sell such Registrable Securities pursuant to such Registration Statement; provided that in no event shall Parent be required to file a post-effective amendment to the Registration Statement unless (A) such Registration Statement includes only Registrable Securities held by the Holder, Affiliates of the Holder or transferees of the Holder or (B) Parent has received written consent therefor from a Person for whom Registrable Securities have been registered on (but not yet sold under) such Registration Statement, other than the Holder, Affiliates of the Holder or transferees of the Holder.

2.2 Requested Underwritten Offering. Any Holder then able to effectuate a Demand Registration pursuant to the terms of Section 2.1 (or who has previously effectuated a Demand Registration pursuant to Section 2.1 but has not engaged in an Underwritten Offering in respect of such Demand Registration) shall have the option and right, exercisable by delivering written notice to Parent of its intention to distribute Registrable Securities by means of an Underwritten Offering (an “Underwritten Offering Notice”), to require Parent, pursuant to the terms of and subject to the limitations of this Agreement, to effectuate a distribution of any or all of its Registrable Securities by means of an Underwritten Offering pursuant to a new Demand Registration or pursuant to an effective Registration Statement covering such Registrable Securities (a “Requested Underwritten Offering”); provided, that the Registrable Securities of such Initiating Holder requested to be included in such Requested Underwritten Offering have an aggregate value of at least equal to the Minimum Amount as of the date of such Underwritten Offering Notice. The Underwritten Offering Notice must set forth the number of Registrable Securities that the Initiating Holder intends to include in such Requested Underwritten Offering. The managing underwriter or managing underwriters of a Requested Underwritten Offering shall be designated by Parent; provided, however, that such designated managing underwriter or managing underwriters shall be reasonably acceptable to the Initiating Holder; provided, further, however that no later than 9:00 A.M., New York Time, on the day of a proposed block trade or bought deal pursuant to an Initiating Holder’s Requested Underwritten Offering (an “Initiating Holder Block”), the Initiating Holder thereof may deliver to Parent in writing a list of one or more proposed managing underwriters of the Initiating Holder Block (each a “Bidding Bank” and collectively, the “Bidding Banks”) and, unless Parent reasonably objects to any Bidding Bank in writing to the Initiating Holder by Noon, New York Time on the same day, any one or more of such Bidding Banks to which Parent does not so timely reasonably object (the “Approved Bidding Banks”), shall be deemed to be designated by Parent as a managing underwriter for the purposes of this Section 2.2, and the Initiating Holder of the Initiating Holder Block may select, without any additional prior consent by or approval from Parent, one or more Approved Bidding Bank as a managing underwriter or the managing underwriters for such Initiating Holder Block as if it as if it had assumed Parent’s the right of designation pursuant to this Section 2.2. In connection with any Initiating Holder Block, the Initiating Holder thereof shall take commercially reasonable efforts to advise Parent with respect to its obligations thereunder and related schedule thereto. Notwithstanding the foregoing, Parent is not obligated to effect a Requested Underwritten Offering within 90 days after the closing of an Underwritten Offering (or such shorter time as Parent may notify the Holders in writing) (any such time period, a “No Requested Underwritten Offering Period”). Any Requested Underwritten Offering (other than the first Requested Underwritten Offering made in respect of a prior Demand Registration) shall constitute a Demand Registration of the Initiating Holder for purposes of Section 2.1(c) (it being understood that if requested concurrently with a Demand Registration then, together, such Demand Registration and Requested Underwritten Offering shall count as one Demand Registration); provided, however, that a Requested Underwritten Offering shall not constitute a Demand Registration of the Initiating Holder for purposes of Section 2.1(c) if, as a result of Section 2.3(c)(A), the Requested Underwritten Offering includes less than the lesser of (i) Registrable Securities of the Initiating Holder having a VWAP measured on date of the applicable Underwritten Offering Notice of $200 million and (ii) two-thirds of the number of Registrable Securities the Initiating Holder set forth in the applicable Underwritten Offering Notice.

2.3 Piggyback Registration and Piggyback Underwritten Offering.

(a) If at any time after the Closing Date Parent shall at any time propose to file a registration statement under the Securities Act with respect to an offering of Parent Common Stock (other than a registration statement on Form S-4, Form S-8 or any successor forms thereto or filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan and other than a Demand Registration), whether or not for its own account, then Parent shall promptly notify all Holders of such proposal reasonably in advance of (and in any event at least five Business Days, except if the registration statement will be a Shelf Registration Statement, at least two Business Days, before) the anticipated filing date (the “Piggyback Registration Notice”). The Piggyback Registration Notice shall offer Holders the opportunity to include for registration in such registration statement the number of Registrable Securities as they may request in writing (a “Piggyback Registration”). Parent shall use commercially reasonable efforts to include in each such Piggyback Registration such Registrable Securities for which Parent has received written requests for inclusion therein (“Piggyback Registration Request”) within three Business Days or, if the Piggyback Registration will be on a Shelf Registration Statement, within one Business Day, after sending the Piggyback Registration Notice. Each Holder (and, if applicable, Carlyle) shall be permitted to withdraw all or part of their respective Registrable Securities from a Piggyback Registration by giving written notice to Parent of its request to withdraw; provided that (A) such request must be made in writing prior to the effectiveness of such registration statement and (B) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder (and, if applicable, Carlyle) shall no longer have any right to include Registrable Securities in the Piggyback Registration as to which such withdrawal was made. Any withdrawing Holder and Carlyle shall continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by Parent with respect to offerings of Parent Common Stock, all upon the terms and conditions set forth herein.

(b) If Parent shall at any time propose to conduct an Underwritten Offering (including a Requested Underwritten Offering), whether or not for its own account, then Parent shall promptly notify all Holders of such proposal reasonably in advance of (and in any event at least five Business Days, except if the Underwritten Offering will be made pursuant to a Shelf Registration Statement, at least two Business Days, before) the commencement of the offering, which notice shall set forth the principal terms and conditions of the issuance, including the proposed offering price or range of offering prices (if known), the anticipated filing date of the related registration statement (if applicable) and the number of shares of Parent Common Stock that are proposed to be registered (the “Underwritten Offering Piggyback Notice”). The Underwritten Offering Piggyback Notice shall offer Holders the opportunity to include in such Underwritten Offering (and any related registration, if applicable) the number of Registrable Securities as they may request in writing (an “Underwritten Piggyback Offering”); provided, however, that in the event that Parent proposes to effectuate the subject Underwritten Offering pursuant to an effective Shelf Registration Statement other than an Automatic Shelf Registration Statement, only Registrable Securities of Holders which are subject to an effective Shelf Registration Statement may be included in such Underwritten Piggyback Offering. Parent shall use commercially reasonable efforts to include in each such Underwritten Piggyback Offering such Registrable Securities for which Parent has received written requests for inclusion therein (“Underwritten Offering Piggyback Request”) within three Business Days or, if such Underwritten Piggyback Offering will be made pursuant to a Shelf Registration Statement, within one Business Day after sending the Underwritten Offering Piggyback Notice. Each Holder (and, if applicable, Carlyle) shall be permitted to withdraw all or part of their respective Registrable Securities from an Underwritten Piggyback Offering at any time prior to the effectiveness of the applicable registration statement, and such Holder shall continue to have the right to include any Registrable Securities in any subsequent Underwritten Offerings, all upon the terms and conditions set forth herein.

(c) If the managing underwriter or managing underwriters of an Underwritten Offering advise Parent and the Holders that in their reasonable opinion that the inclusion of all of the Holders’ (and, if applicable, Carlyle’s) Registrable Securities requested for inclusion in the subject Underwritten Offering (and any related registration, if applicable) (and any other Parent Common Stock proposed to be included in such offering) exceeds the number that can be included without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, Parent shall include in such Underwritten Offering (and any related registration, if applicable) only that number of shares of Parent Common Stock proposed to be included in such Underwritten Offering (and any related registration, if applicable) that, in the reasonable opinion of the managing underwriter or managing underwriters, will not have such adverse effect, with such number to be allocated as follows: (A) in the case of a Requested Underwritten Offering, (1) first, pro-rata among all Holders and Carlyle (including the Initiating Holder) that have requested to include Registrable Securities in such Underwritten Offering based on the relative number of Registrable Securities then held by each such Holder and Carlyle, (2) second, if there remains availability for additional shares of Parent Common Stock to be included in such Underwritten Offering, Parent, and (3) third, if there remains availability for additional shares of Parent Common Stock to be included in such Underwritten Offering, any other holders entitled to participate in such Underwritten Offering, if applicable, based on the relative number of shares of Parent Common Stock then held by each such holder; and (B) in the case of any other Underwritten Offerings, (x) first, to Parent, (y) second, if there remains availability for additional shares of Parent Common Stock to be included in such Underwritten Offering, pro-rata among Carlyle and all Holders desiring to include Registrable Securities in such Underwritten Offering based on the relative number of Registrable Securities then held by Carlyle and each such Holder, and (z) third, if there remains availability for additional shares of Parent Common Stock to be included in such registration, pro-rata among any other holders entitled to participate in such Underwritten Offering, if applicable, based on the relative number of Parent Common Stock then held by each such holder. If Carlyle or any Holder disapproves of the terms of any such Underwritten Offering, Carlyle or such Holder may elect to withdraw therefrom by written notice to Parent and the managing underwriter(s) delivered on or prior to the time of the commencement of such offering. Any Registrable Securities withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(d) Parent shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 at any time in its sole discretion whether or not Carlyle or any Holder has elected to include Registrable Securities in such Registration Statement. The registration expenses of such withdrawn registration shall be borne by Parent in accordance with Article V hereof.

(e) Each Holder and Carlyle agrees that, following receipt of any Piggyback Registration Notice, Underwritten Offering Piggyback Notice, Carlyle Piggyback Notice or any notice pursuant to Section 2.1(b), such Holder and Carlyle will keep confidential and will not disclose, divulge, or use for any purpose (other than as necessary to exercise its rights pursuant to this Agreement, including, but not limited to, disclosure to its advisors and Affiliates) the fact that such Piggyback Registration Notice, Underwritten Offering Piggyback Notice, Carlyle Piggyback Notice or any notice pursuant to Section 2.1(b) exists or was received by such Holder or Carlyle or the contents of any such Piggyback Registration Notice, Underwritten Offering Piggyback Notice, Carlyle Piggyback Notice or any notice pursuant to Section 2.1(b), until the earlier of (a) the date that is 30 days following receipt of such notice, (b) such time as the registration or Underwritten Offering that is the subject of such notice is known or becomes known to the public in general (other than as a result of a breach of this Section 2.3(e)) and (c) the date Parent notifies the Holder and/or Carlyle that the proposed Underwritten Piggyback offering has been abandoned.

2.4 Carlyle Piggyback Rights.

(a) Parent shall provide any Piggyback Registration Notice or Underwritten Offering Piggyback Notice to Carlyle at the same time and in the same manner as the Holders and shall, as soon as reasonably practical, and in any event no more than one Business Day after the receipt thereof, notify Carlyle of  its receipt of any Demand Notice or Underwritten Offering Notice, Piggyback

Registration Request or Underwritten Offering Piggyback Request and shall provide Carlyle with copies thereof (any such notice delivered to Carlyle pursuant to this Section 2.4(a), a “Carlyle Registration Rights Notification”).

(b) Upon written notice from Carlyle requesting such action (a “Carlyle Piggyback Notice”), which shall be delivered within two Business Days after the receipt of any Carlyle Registration Rights Notification, Parent shall (i) include on any Registration Statement filed pursuant to a Demand Notice, Underwritten Offering Notice or on any Registration Statement that registers the resale of any Holder Registrable Securities pursuant to a Piggyback Registration Request or Underwritten Offering Piggyback Request, Carlyle Registrable Shares on a pro rata basis with the Holder Registrable Securities, and (ii) take such additional steps as are necessary to facilitate the offering and sale of Carlyle Registrable Securities on the same basis, in the same manner and at the same price as any Holder Registrable Securities offered and sold pursuant thereto.

ARTICLE III
REGISTRATION AND UNDERWRITTEN OFFERING PROCEDURES

The procedures to be followed by Parent and each Holder (and, if applicable, Carlyle) electing to sell Registrable Securities in a Registration Statement pursuant to this Agreement, and the respective rights and obligations of Parent and such Holders (and, if applicable, Carlyle), with respect to the preparation, filing and effectiveness of such Registration Statement and the effectuation of any Underwritten Offering, are as follows:

3.1 In connection with a Demand Registration, Parent will, at least three Business Days prior to the anticipated filing of the Registration Statement and any related Prospectus or any amendment or supplement thereto (other than, after effectiveness of the Registration Statement, any filing made under the Exchange Act that is incorporated by reference into the Registration Statement), (i) furnish to such Holders (and, if applicable, Carlyle) copies of all such documents prior to filing and (ii) use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Holders (and, if applicable, Carlyle) reasonably shall propose prior to the filing thereof.

3.2 In connection with a Piggyback Registration, Underwritten Piggyback Offering or a Requested Underwritten Offering, Parent will, at least three Business Days (or in the case of a Shelf Registration Statement or an offering that will be made pursuant to a Shelf Registration Statement, at least one Business Day) prior to the anticipated filing of any initial Registration Statement that identifies the Holders and/or Carlyle and any related Prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name Holders and/or Carlyle and provide information with respect thereto), as applicable, furnish to such Holders (and, if applicable, to Carlyle) copies of any such Registration Statement or related Prospectus or amendment or supplement thereto that identify the Holders and/or Carlyle and any related Prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name Holders and provide information with respect thereto). Parent will also use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Holders (and, if applicable, Carlyle) reasonably shall propose prior to the filing thereof.

3.3 Parent will use commercially reasonable efforts to as promptly as reasonably practicable (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby for its Effectiveness Period and, subject to the limitations contained in this Agreement, applicable law and the requirements of the Commission, prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities held by the Holders (and, if applicable, Carlyle); (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably practicable provide such Holders (and, if applicable, Carlyle) true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to such Holders (and, if applicable, Carlyle) as selling stockholders but not any comments that would result in the disclosure to such Holders (and, if applicable, Carlyle) of material and non-public information concerning Parent.

3.4 Parent will comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

3.5 Parent will notify such Holders who are included in a Registration Statement (and, if applicable, Carlyle) as promptly as reasonably practicable: (i)(A) when a Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement in which such Holder (and, if applicable, Carlyle) is included has been filed; (B) when the Commission notifies Parent whether there will be a “review” of the applicable Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case Parent shall provide true and complete copies thereof and all written responses thereto to each of such Holders (and, if applicable, to Carlyle) that pertain to such Holders and/or Carlyle as selling stockholders); and (C) with respect to each applicable Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information that pertains to such Holders and/or Carlyle as sellers of Registrable Securities; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by Parent of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by Parent shall be required pursuant to this clause (v) in the event that Parent either promptly files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which in either case, contains the requisite information that results in such Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading).

3.6 Parent will use commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as reasonably practicable, or if any such order or suspension is made effective during any Blackout Period or Suspension Period, as promptly as reasonably practicable after such Blackout Period or Suspension Period is over.

3.7 During the Effectiveness Period, Parent will furnish to each such Holder (and, if applicable, Carlyle), without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder and/or Carlyle (including those incorporated by reference) promptly after the filing of such documents with the Commission; provided, that Parent will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

3.8 Parent will promptly deliver to each Holder (and, if applicable, Carlyle), without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) authorized by Parent for use and each amendment or supplement thereto as such Holder and/or Carlyle may reasonably request during the Effectiveness Period. Subject to the terms of this Agreement, including Section 8.2, Parent consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders (and, if applicable, Carlyle) in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

3.9 Parent will cooperate with such Holders (and, if applicable, Carlyle) to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free of all restrictive legends indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder and/or Carlyle may request in writing. In connection therewith, if required by Parent’s transfer agent, Parent will promptly, after the Effective Date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon sale by the Holder and/or Carlyle of such Registrable Securities under the Registration Statement.

3.10 Upon the occurrence of any event contemplated by clause (v) of Section 3.5, as promptly as reasonably practicable, Parent will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3.11 With respect to Underwritten Offerings, (i) the right of any Holder (and, if applicable, Carlyle) to include such Holder’s Registrable Securities  (and, if applicable, the Carlyle Registrable Securities) in an Underwritten Offering shall be conditioned upon such Holder’s (and, if applicable, Carlyle’s) participation in such underwriting and the inclusion of such Holder’s Registrable Securities (and, if applicable, the Carlyle Registrable Securities) in the underwriting to the extent provided herein, (ii) each Holder participating in such Underwritten Offering (and, if applicable, Carlyle) agrees to enter into an underwriting agreement in customary form and sell such Holder’s Registrable Securities (and, if applicable, the Carlyle Registrable Securities) on the basis provided in any underwriting arrangements approved by the Persons entitled to select the managing underwriter or managing underwriters hereunder and (iii) each Holder participating in such Underwritten Offering (and, if applicable, Carlyle) agrees to complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents customarily and reasonably required under the terms of such underwriting arrangements. Parent hereby agrees with each Holder and Carlyle that, in connection with any Underwritten Offering in accordance with the terms hereof, it will negotiate in good faith and execute all indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, including using all commercially reasonable efforts to procure customary legal opinions, auditor “comfort” letters and reports of the independent petroleum engineers of Parent relating to the oil and gas reserves of Parent included in the Registration Statement if Parent has had its reserves prepared, audited or reviewed by an independent petroleum engineer.

3.12 For a reasonable period prior to the filing of any Registration Statement and throughout the Effectiveness Period, Parent will make available, upon reasonable notice at Parent’s principal place of business or such other reasonable place, for inspection during normal business hours by a representative or representatives of the selling Holders  (and, if applicable, Carlyle), the managing underwriter or managing underwriters and any attorneys or accountants retained by such selling Holders, Carlyle or underwriters, all such financial and other information and books and records of Parent, and cause the officers, employees, counsel and independent certified public accountants of Parent to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege in such counsel’s reasonable belief) to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Persons unless disclosure of such information is required by court or administrative order or, in the opinion of counsel to such Person, law, in which case, such Person shall be required to give Parent written notice of the proposed disclosure prior to such disclosure and, if requested by Parent, assist Parent in seeking to prevent or limit the proposed disclosure.

3.13 In connection with any Requested Underwritten Offering, Parent will use commercially reasonable efforts to cause appropriate officers and employees to be available, on a customary basis and upon reasonable notice, to meet with prospective investors in presentations, meetings and road shows.

3.14 Each Holder and Carlyle agrees to furnish to Parent any other information regarding the Holder and/or Carlyle and the distribution of such securities as Parent reasonably determines is required to be included in any Registration Statement or any Prospectus or prospectus supplement relating to an Underwritten Offering.

3.15 Notwithstanding any other provision of this Agreement, Parent shall not be required to file a Registration Statement (or any amendment thereto) or effect a Requested Underwritten Offering (or, if Parent has filed a Shelf Registration Statement and has included Registrable Securities therein, Parent shall be entitled to suspend the offer and sale of Registrable Securities pursuant to such Registration Statement) for a period of up to 75 days if (i) the Parent Board determines that a postponement is in the best interest of Parent and its stockholders generally due to a pending transaction involving Parent (including a pending securities offering by Parent), (ii) the Parent Board determines such registration would render Parent unable to comply with applicable securities laws or (iii) the Parent Board determines such registration would require disclosure of material information that Parent has a bona fide business purpose for preserving as confidential (any such period, a “Blackout Period”); provided, however, that in no event shall any Blackout Period together with any Suspension Period, any No Demand Period and any No Requested Underwritten Offering Period collectively exceed an aggregate of 120 days in any 12-month period; provided, further, that nothing in this Section 3.15 shall relieve Parent of any obligation it may otherwise have pursuant to this Agreement to file a Registration Statement (or any amendment thereto) or effect a Requested Underwritten Offering.

3.16 In connection with an Underwritten Offering, Parent shall use all commercially reasonable efforts to provide to each Holder named as a selling securityholder in any Registration Statement  (and, if named in such Registration Statement, Carlyle) a copy of any auditor “comfort” letters, customary legal opinions or reports of the independent petroleum engineers of Parent relating to the oil and gas reserves of Parent, in each case that have been provided to the managing underwriter or managing underwriters in connection with the Underwritten Offering, not later than the Business Day prior to the effective date of such Registration Statement.

3.17 In connection with any Underwritten Offering (including any Requested Underwritten Offering), any Holder that together with its Affiliates owns five percent (5%) or more of the outstanding Parent Common Stock shall execute a customary “lock-up” agreement with the underwriters of such Underwritten Offering containing a lock-up period equal to the shorter of (A) the shortest number of days that a director of Parent, “executive officer” (as defined under Section 16 of the Exchange Act) of Parent or any stockholder of Parent (other than a Holder or director or employee of, or consultant to, Parent) who owns five percent (5%) or more of the outstanding Parent Common Stock contractually agrees to with the underwriters of such Underwritten Offering not to sell any securities of Parent following such Underwritten Offering and (B) 45 days from the date of the execution of the underwriting agreement with respect to such Underwritten Offering.

3.18 In connection with any Requested Underwritten Offering, Parent will, and will use its commercially reasonable efforts to cause the members of the Parent Board and the officers of Parent that are “executive officers” as defined under Section 16 of the Exchange Act to, execute a customary “lock-up” agreement with the underwriters of such Requested Underwritten Offering containing a lock-up period equal to the shorter of (A) the number of days that the Initiating Holder in such Requested Underwritten Offering contractually agrees with the underwriters of such Requested Underwritten Offering not to sell securities of Parent following such Requested Underwritten Offering and (B) 45 days from the date of the execution of the underwriting agreement with respect to such Requested Underwritten Offering.

ARTICLE IV
NO INCONSISTENT AGREEMENTS; ADDITIONAL RIGHTS

Parent shall not hereafter enter into, and is not currently a party to, any agreement with respect to its securities that is inconsistent in any material respect with the rights granted to the Holders or Carlyle by this Agreement.

ARTICLE V
REGISTRATION EXPENSES

All Registration Expenses incident to the parties’ performance of or compliance with their respective obligations under this Agreement or otherwise in connection with any Demand Registration, Requested Underwritten Offering, Piggyback Registration, Carlyle Piggyback Offering or Underwritten Piggyback Offering (in each case, excluding any Selling Expenses) shall be borne by Parent, whether or not any Registrable Securities are sold pursuant to a Registration Statement. “Registration Expenses” shall include, without limitation, (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with the Trading Market, (B) in compliance with applicable state securities or “Blue Sky” laws and (C) FINRA fees and expenses associated with any Registration Statement and the FINRA filing obligations of any underwriter related thereto), (ii) printing expenses (including expenses of printing certificates for Parent Securities and of printing Prospectuses if the printing of Prospectuses is reasonably requested by Carlyle or a Holder of Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel, auditors, accountants and independent petroleum engineers for Parent, (v) Securities Act liability insurance, if Parent so desires such insurance, (vi) fees and expenses of all other Persons retained by Parent in connection with the consummation of the transactions contemplated by this Agreement, and (vii) all expenses relating to marketing the sale of the Registrable Securities, including expenses related to conducting a “road show.” In addition, Parent shall be responsible for all of its expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including expenses payable to third parties and including all salaries and expenses of their officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on the Trading Market.

ARTICLE VI
INDEMNIFICATION

6.1 Parent shall indemnify and hold harmless each Holder and Carlyle, each of their respective Affiliates and each of their respective officers and directors and any agent thereof (collectively, “Holder Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and reasonable attorneys’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Holder Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities were registered, in any preliminary prospectus (if Parent authorized the use of such preliminary prospectus prior to the Effective Date), or in any summary or final prospectus or free writing prospectus (if such free writing prospectus was authorized for use by Parent) or in any amendment or supplement thereto (if used during the period Parent is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading; provided, however, that Parent shall not be liable to any Holder Indemnified Person to the extent that any such claim arises out of, is based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or free writing prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to Parent by or on behalf of such Holder Indemnified Person or any underwriter specifically for use therein, it being understood and agreed that the only such information so furnished by any Holder or Carlyle to Parent consists of (A) the legal name and address of the Holder or Carlyle set forth in its footnote that appears under the caption “Principal and Selling Stockholders” of any such Registration Statement, such preliminary, summary or final prospectus and (B) the number of shares of Parent Common Stock owned by the Holder or Carlyle before and after the offering (excluding percentages) that appears in the table (and corresponding footnotes) under the caption “Principal and Selling Stockholders” of any such Registration Statement, such preliminary, summary or final prospectus (the “Selling Stockholder Information”). Parent shall notify the Holders and Carlyle promptly of the institution, threat or assertion of any Proceeding of which Parent is aware in connection with the transactions contemplated by this Agreement. This indemnity shall be in addition to any liability Parent may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder Indemnified Person or any indemnified party and shall survive the transfer of such securities by such Holder or Carlyle. Notwithstanding anything to the contrary herein, this Section 6.1 shall survive any termination or expiration of this Agreement indefinitely.

6.2 In connection with any Registration Statement in which a Holder participates, such Holder shall, severally and not jointly, indemnify and hold harmless Parent, its Affiliates and each of their respective officers, directors and any agent thereof, to the fullest extent permitted by applicable law, from and against any and all Losses as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any such Registration Statement, in any preliminary prospectus (if used prior to the Effective Date of such Registration Statement), or in any summary or final prospectus or free writing prospectus or in any amendment or supplement thereto (if used during the period Parent is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading, but only to the extent that any such claim arises out of, is based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or free writing prospectus or such amendment or supplement, in reliance upon and in conformity with such Holder’s Selling Stockholder Information. This indemnity shall be in addition to any liability such Holder may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of Parent or any indemnified party. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder from the sale of the Registrable Securities giving rise to such indemnification obligation.

6.3 In connection with any Registration Statement in which Carlyle participates, Carlyle shall, severally and not jointly, indemnify and hold harmless Parent, its Affiliates and each of their respective officers, directors and any agent thereof, to the fullest extent permitted by applicable law, from and against any and all Losses as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any such Registration Statement, in any preliminary prospectus (if used prior to the Effective Date of such Registration Statement), or in any summary or final prospectus or free writing prospectus or in any amendment or supplement thereto (if used during the period Parent is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading, but only to the extent that any such claim arises out of, is based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or free writing prospectus or such amendment or supplement, in reliance upon and in conformity with such Carlyle’s Selling Stockholder Information. This indemnity shall be in addition to any liability Carlyle may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of Parent or any indemnified party. In no event shall the liability of any Carlyle hereunder be greater in amount than the dollar amount of the proceeds received by Carlyle from the sale of the Registrable Securities giving rise to such indemnification obligation.

6.4 Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim or there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party that are in addition to or may conflict with those available to another indemnified party with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder.

6.5 If the indemnification provided for in this Article VI is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the untrue or alleged untrue statement of a material fact or the omission to state a material fact that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

ARTICLE VII
FACILITATION OF SALES PURSUANT TO RULE 144

To the extent it shall be required to do so under the Exchange Act, Parent shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any Holder in connection with that Holder’s sale pursuant to Rule 144, Parent shall deliver to such Holder a written statement as to whether it has complied with such requirements.

ARTICLE VIII
MISCELLANEOUS

8.1 Remedies. In the event of actual or potential breach by Parent of any of its obligations under this Agreement, each Holder and Carlyle, in addition to being entitled to exercise all rights granted by law and under this Agreement including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Parent agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

8.2 Discontinued Disposition. Each Holder and Carlyle agrees that, upon receipt of a notice from Parent of the occurrence of any event of the kind described in clauses (ii) through (v) of Section 3.5, such Holder or Carlyle will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s or Carlyle’s receipt of the copies of the supplemental Prospectus or amended Registration Statement as contemplated by Section 3.10 or until it is advised in writing by Parent that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement (a “Suspension Period”). Parent may provide appropriate stop orders to enforce the provisions of this Section 8.2.

8.3 Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by Parent and Holders that hold a majority of the Registrable Securities as of the date of such waiver or amendment; provided, that any waiver or amendment of this Agreement that would have a disproportionate adverse effect on a Holder relative to the other Holders shall require the consent of such Holder; provided further, that any waiver or amendment of this Agreement affecting the rights of Carlyle hereunder or that would have a disproportionate adverse effect on Carlyle relative to the other Holders shall require the consent of Carlyle. Parent shall provide prior notice to all Holders and Carlyle of any such proposed waiver or amendment. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

8.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Section 8.4 prior to 5:00 p.m. in the time zone of the receiving party on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Agreement later than 5:00 p.m. in the time zone of the receiving party on any date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to Parent to:	Chesapeake Energy Corporation 6100 N. Western Avenue Oklahoma City, OK 73118
	Attention:	James R. Webb
Executive Vice President — General Counsel and Corporate Secretary
	Facsimile	(405) 849-0021
	E-mail:	jim.webb@chk.com

If to any Person who is then the registered Holder:

To the address of such Holder as indicated on the signature page of this Agreement, or, if different, as it appears in the applicable register for the Registrable Securities or as may be designated in writing by such Holder in accordance with this Section 8.4.

If to Carlyle:	The Carlyle Group 1001 Pennsylvania Avenue, N.W. Washington, D.C. 20004
	Attention:	Martin Sumner and Gregory Nikodem
	Facsimile:	(202) 347-1818
	E-mail:	Martin.Sumner@carlyle.com and Gregory.Nikodem@carlyle.com

With a copy (which shall not constitute notice) to: Latham & Watkins LLP 555 Eleventh Street, N.W. Suite 1000 Washington, D.C. 20004
	Attention:	David Dantzic and Brandon Bortner
	E-mail:	David.Dantzic@lw.com and Brandon.Bortner@lw.com

8.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. Except as provided in this Section 8.5, this Agreement, and any rights or obligations hereunder, may not be assigned or directly or indirectly transferred without the prior written consent of Parent, the Holders and Carlyle. Notwithstanding anything in the foregoing to the contrary, the rights of a Holder pursuant to this Agreement with respect to all or any portion of its Registrable Securities, or Carlyle pursuant to this Agreement with respect to all or any portion of the Carlyle Registrable Securities, may be assigned or transferred after the Closing Date without such consent (but only with all related obligations) with respect to such Registrable Securities (and any Registrable Securities issued as a dividend or other distribution with respect to, in exchange for or in replacement of such Registrable Securities) by such Holder or Carlyle in connection with an assignment or transfer of (i) Registrable Securities or Carlyle Registrable Securities to an Affiliate of such Holder or (ii) Registrable Securities with an aggregate VWAP of at least $200 million; provided that (A) Parent is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned and (B) such transferee or assignee agrees in writing to be bound by and subject to the terms set forth in this Agreement. Parent may not assign its rights or obligations hereunder without the prior written consent of the Holders.

8.6 Cumulative Remedies. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law.

8.7 Termination. Except for Article VI and this Section 8.7, this Agreement shall terminate (i) automatically if the Merger Agreement has terminated pursuant to the terms thereof and the Closing has not occurred; (ii) as to any Holder when all Registrable Securities held by such Holder no longer constitute Registrable Securities; and (iii) as to Carlyle on the earlier of (a) the date that is 181 days after the Effective Time, or (b) the date after which Carlyle has disposed of the (or there are no) Carlyle Registrable Securities.

8.8 Entire Agreement. This Agreement, together with the Merger Agreement and Voting Agreement, constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof.

8.9 Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties, or their respective successors and permitted assigns, any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

8.10 Jurisdiction; Specific Performance; Waiver of Jury Trial.

(a) THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR, IF THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR THE DELAWARE SUPREME COURT DETERMINES THAT, NOTWITHSTANDING SECTION 111 OF THE DGCL, THE COURT OF CHANCERY DOES NOT HAVE OR SHOULD NOT EXERCISE SUBJECT MATTER JURISDICTION OVER SUCH MATTER, THE SUPERIOR COURT OF THE STATE OF DELAWARE AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE SOLELY IN CONNECTION WITH ANY DISPUTE THAT ARISES IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS AGREEMENT OR IN RESPECT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED EXCLUSIVELY BY SUCH A DELAWARE STATE OR FEDERAL COURT. THE PARTIES CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH

ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 8.4 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

(b) The parties agree that irreparable damage, for which monetary damages would not be an adequate remedy, would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached by the parties. Prior to the termination of this Agreement pursuant to Section 8.7, it is accordingly agreed that the parties shall be entitled to an injunction or injunctions, or any other appropriate form of specific performance or equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, in each case in accordance with this Section 8.10(b), this being in addition to any other remedy to which they are entitled under the terms of this Agreement at law or in equity. Each party accordingly agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such party under this Agreement all in accordance with the terms of this Section 8.10(b). Each party further agrees that no other party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8.10(b), and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 8.10(c).

8.11 Governing Law. THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

8.12 Interpretation. Unless expressly provided for elsewhere in this Agreement, this Agreement will be interpreted in accordance with the following provisions: (a) the words “this Agreement,”

“herein,” “hereby,” “hereunder,” “hereof,” and other equivalent words refer to this Agreement as an entirety and not solely to the particular portion, article, section, subsection or other subdivision of this Agreement in which any such word is used; (b) examples are not to be construed to limit, expressly or by implication, the matter they illustrate; (c) the word “including” and its derivatives means “including without limitation” and is a term of illustration and not of limitation; (d) all definitions set forth in this Agreement are deemed applicable whether the words defined are used in this Agreement in the singular or in the plural and correlative forms of defined terms have corresponding meanings; (e) the word “or” is not exclusive, and has the inclusive meaning represented by the phrase “and/or”; (f) a defined term has its defined meaning throughout this Agreement and each exhibit and schedule to this Agreement, regardless of whether it appears before or after the place where it is defined; (g) all references to prices, values or monetary amounts refer to United States dollars; (h) wherever used in this Agreement, any pronoun or pronouns will be deemed to include both the singular and plural and to cover all genders; (i) this Agreement has been jointly prepared by the parties, and this Agreement will not be construed against any Person as the principal draftsperson hereof or thereof and no consideration may be given to any fact or presumption that any party had a greater or lesser hand in drafting this Agreement; (j) the captions of the articles, sections or subsections appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such section, or in any way affect this Agreement; (k) any references in this Agreement to a particular Section, Article or Exhibit means a Section or Article of, or an Exhibit to, this Agreement unless otherwise expressly stated in this Agreement; the Exhibit attached hereto is incorporated in this Agreement by reference and will be considered part of this Agreement; (l) unless otherwise specified in this Agreement, all accounting terms used in this Agreement will be interpreted, and all determinations with respect to accounting matters hereunder will be made, in accordance with GAAP, applied on a consistent basis; (m) all references to days mean calendar days unless otherwise provided; and (n) all references to time mean Houston, Texas time.

8.13 Counterparts. This Agreement may be executed in any number of counterparts, including via facsimile or email in “portable document format” (“.pdf”) form transmission, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

8.14 Severability. Any provision of this Agreement that is invalid, illegal or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective only to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date and year first written above.

PARENT:

CHESAPEAKE ENERGY CORPORATION

By:	/s/ Robert D. Lawler
Name:	Robert D. Lawler
Title:	President and Chief Executive Officer

Signature Page to Registration Rights Agreement

HOLDERS:

WHR HOLDINGS, LLC

By:	/s/ Tony R. Weber
Name:	Tony R. Weber
Title:	Authorized Person

Address for notice:

5221 N. O’Connor Boulevard, Suite 1100
Irving, Texas 75039
Fax: (972) 432-1441
Attention: General Counsel
E-mail: jzlotky@ngptrs.com

With a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP
1111 Louisiana Street, 44th Floor
Houston, Texas 77002
Fax: (713) 236-0822
Attention: John Goodgame
E-mail: JGoodgame@AkinGump.com

Signature Page to Registration Rights Agreement

ESQUISTO HOLDINGS, LLC

By:	/s/ Tony R. Weber
Name:	Tony R. Weber
Title:	Authorized Person

Address for notice:

5221 N. O’Connor Boulevard, Suite 1100
Irving, Texas 75039
Fax: (972) 432-1441
Attention: General Counsel
E-mail: jzlotky@ngptrs.com

With a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP
1111 Louisiana Street, 44th Floor
Houston, Texas 77002
Fax: (713) 236-0822
Attention: John Goodgame
E-mail: JGoodgame@AkinGump.com

Signature Page to Registration Rights Agreement

WHE ACQCO HOLDINGS, LLC

By:	/s/ Tony R. Weber
Name:	Tony R. Weber
Title:	Authorized Person

Address for notice:

5221 N. O’Connor Boulevard, Suite 1100
Irving, Texas 75039
Fax: (972) 432-1441
Attention: General Counsel
E-mail: jzlotky@ngptrs.com

With a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP
1111 Louisiana Street, 44th Floor
Houston, Texas 77002
Fax: (713) 236-0822
Attention: John Goodgame
E-mail: JGoodgame@AkinGump.com

Signature Page to Registration Rights Agreement

NGP XI US HOLDINGS, L.P.

By: NGP XI Holdings GP, L.L.C., general partner

By:	/s/ Tony R. Weber
Name:	Tony R. Weber
Title:	Authorized Person

Address for notice:

5221 N. O’Connor Boulevard, Suite 1100
Irving, Texas 75039
Fax: (972) 432-1441
Attention: General Counsel
E-mail: jzlotky@ngptrs.com

With a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP
1111 Louisiana Street, 44th Floor
Houston, Texas 77002
Fax: (713) 236-0822
Attention: John Goodgame
E-mail: JGoodgame@AkinGump.com

Signature Page to Registration Rights Agreement

CP VI EAGLE HOLDINGS, L.P.

By: TC Group VI S1, L.P., its general partner

By:	/s/ Brian Bernasek
Name:	Brian Bernasek
Title:	Authorized Person

Signature Page to Registration Rights Agreement